UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-16214                     14-0462060
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

         1373 Broadway, Albany, New York                            12204
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

Restricted Stock Units Granted under 2003 Restricted Unit Plan

On February 15, 2008, the Compensation Committee of the Registrant's Board of Directors approved the grant of Restricted Stock Units under the Registrant's 2003 Restricted Stock Unit Plan to certain of the Registrant's executives, including certain of the Registrant's named executive officers (as defined by S-K Item 402(a)(3)). A copy of the Form of Stock Unit Award Agreement used for such awards is being filed with this report as Exhibit 10(l)(v), and is incorporated by reference herein.

Awards to each recipient consist of a grant of a specified number of restricted stock units (RSUs). Upon vesting, each RSU is paid in full in cash, in an amount equal to the average closing price of one share of the Company's Class A Common Stock during a specified period preceding the vesting/payment date. No shares of Class A Common Stock are issued or issuable under the RSU Plan. There is no exercise price. In lieu of cash dividends, a holder of RSUs is credited with additional RSUs equal to the number of shares of Class A Common Stock having the same value on the dividend payment date as the aggregate dividends that would be payable on shares of Class A Common Stock equal in number to the RSUs held by such holder. These RSU awards vest (and are immediately paid in cash) as to 25% of the awarded units on each of the following dates, but only if the holder is then employed by the Company or a subsidiary: March 1, 2011, September 1, 2011, March 1, 2012 and September 1, 2012, or upon termination following a change of control as defined in the award agreement. In the event of termination of employment, all unvested RSUs terminate without payment, except that, in the case of death, disability, or involuntary termination, one-half of all unvested RSUs automatically vest and are paid at termination.

The number of restricted stock units awarded to the executive officers were as follows: Joseph G. Morone, 100,000 shares; Michael C. Nahl, 32,000 shares; Daniel A. Halftermeyer, 27,000 shares; Ralph M. Polumbo, 27,000 shares; Mike J. Joyce, 27,000 shares, David B. Madden, 27,000 shares, and Robert Hansen, 24,000 shares.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                --------------------------------
                                            Name: Michael C. Nahl
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

Date: February 20, 2008


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                                  EXHIBIT INDEX

Exhibit No.       Description
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10(l)(v)          Restricted Unit Award Agreement